LaBarge inc



Focus.
Strategy.
Progress.

An Overview of LaBarge, Inc.

June 2001

FY01: Delivering on Strategic Goals

LaBarge inc

- Positive trends in key indicators
- Better-focused strategy and organizational structure
- Significant backlog growth – greater earnings visibility for core electronics manufacturing business
- "Breakthrough" contracts for proprietary ScadaNET Network™
- EBITDA growing significantly

LaBarge inc

Our Strategy

Build on Our Core Competencies

Grow the core electronics manufacturing services business

Add proprietary capabilities, technologies and products

Manufacturing Services Group

97% of revenues*

Network Technologies Group

3% of revenues*

*For fiscal 2001 third quarter, ended 4/01/01.

LaBarge inc

Manufacturing Services Group



Provides contract design and manufacturing services for sophisticated, high-reliability electronics to customers in a wide variety of technology-driven markets

Allows customers to effectively outsource complex applications



LaBarge inc

Network Technologies Group

Designs and markets proprietary wireless data communications products and network services that provide monitoring and control of remote industrial equipment

Proprietary products, capabilities and technologies

Recent Initiatives

LaBarge inc

- Manufacturing Services Group: significant core business growth
  - Revamped and implemented new sales and marketing strategy
    - New management structure – improved disciplines
    - Reorganization and upgrade of sales force
    - Targeting of select customers who can benefit from our expertise
    - Broader diversification of customer base
  - Improved coordination between sales and operations
- Network Technologies Group
  - Developed initial orders for proprietary product
  - High gross margin potential

Backlog Growth

(In millions of dollars)


100
90
80
70
60
50
40
30
$42.7
$62.7
$92.0
FY99
FY00
FY01 E

47% annual growth over last two years

Manufacturing Services Group – Diverse Markets – Sales



Semiconductor
3%
Other
3%
Aerospace
14%
Government systems
27%
Oil and Gas
22%
Medical
3%
Defense
32%

Breakdown of sales for fiscal 2001 first nine months, ended 4/01/01.

Electronics Manufacturing Services Industry

LaBarge inc

- Strong trend toward outsourcing electronics production
  - $100+ billion worldwide in 2000*
  - Industry expected to remain healthy through economic slowdown and outperform market†
  - Increased complexity of electronic products
  - Companies that want to focus on own core competencies and boost efficiencies
- Large, fragmented market

*Source: *Electronic Buyers' News*, 9/18/00.

†Source: *Electronic News Online*, 2/5/01; *Electronic Buyers' News*, 3/1/01,5/21/01

LaBarge's Niche in the EMS Industry

LaBarge inc

- LaBarge's niche:
  - Low- to mid-volume
  - High complexity/High reliability
  - Higher margin potential
- Broad array of growth industries
- Typically, large technology-driven companies

Manufacturing Services Group – Locations

- U.S. manufacturing operations
  - Arkansas (Berryville and Huntsville)
  - Missouri (Joplin)
  - Oklahoma (Tulsa)
  - Texas (Houston)



Domestic manufacturing enhances our customers' outsourcing strategy (speed, transport costs, security, quality, service).

Manufacturing Services Group – Differentiators

- Broad-based specialized capabilities
  - Customized applications
  - Highly engineered products
  - Sophisticated electronic assembly capability
  - Complete systems solutions
- Broad array of other value-added services
  - Systems design
  - Engineering and product development
  - Direct link with customer

Manufacturing Services Group – Strategies for Growth

LaBarge inc

- Maximize opportunities within existing customer base
  - Strength of our customer relationships
  - Leveraging performance for additional larger contracts with customers
- Develop new customers that fit LaBarge profile
  - Greater visibility in marketplace
  - More effective sales/marketing approach: target customers
- Expand capabilities across all plants
  - Supply chain management
  - Lean, flexible manufacturing
  - Skill building

Network Technologies Group

LaBarge inc

- March 1999 acquisition of OCS
- Adds proprietary electronic products
  - Higher gross margins
- Increases LaBarge's capabilities and knowledge
  - Hardware and software engineering capability
  - New product development
  - Marketing and ongoing services
- Products manufactured by LaBarge's Manufacturing Services Group

Network Technologies Group –Differentiator

- Proprietary ScadaNET Network™
  - Application for remote locations
  - End-to-end solution
  - Leverages existing cellular telephone infrastructure and Internet technologies
  - Low cost, two-way data communication
  - More reliable monitoring of industrial equipment



ScadaNET Network™ –
Success in Rail Industry

LaBarge inc

- First target market
  - Small number of major rail players
  - Small number of industry suppliers, not technologically oriented
- 2,000+ units shipped
- Remotely monitors the functionality of crossing equipment
  - Standardization by rail organizations
    - Burlington Northern and Santa Fe
    - Union Pacific
    - Montana Rail Link
    - I&M Rail Link

ScadaNET Network™ – Success in Rail Industry (cont.)

LaBarge inc

- Endorsement and funding by state transportation departments for safety programs
  - 26 states have approved ScadaNET for new crossings
  - Illinois retrofitting crossings with ScadaNET
    - Burlington Northern and Santa Fe
    - Union Pacific



Network Technologies Group –Strategy for Growth

LaBarge inc

- Goal: ScadaNET Network™ as standard in railroad industry
- Target large, well-defined opportunities where LaBarge can be the dominant player
  - Natural gas pipelines: cathodic protection equipment
- Move toward profitability

Net Sales/Gross Profit Margins – Five-Year History



(In millions of dollars)
(In %)
135
120
105
90
75
60
45
30
15
0
25
20
15
10
5
0
1996
1997
1998
1999
2000
2001 E
Net sales
Gross profit margin

From continuing operations.

Net Sales – Quarterly History

(In millions of dollars)


35
30
25
20
15
10
5
0
FY99 Q1
FY99 Q2
FY99 Q3
FY99 Q4
FY00 Q1
FY00 Q2
FY00 Q3
FY00 Q4
FY01 Q1
FY01 Q2
FY01 Q3
FY01 Q4 E

From continuing operations.

Interim Results

LaBarge inc

First Nine Months			
	FY01	FY00	% Change
Net sales	$83,636	$53,822	+ 55%
Cost of sales	65,273	42,785	+ 53%
Gross profit/margin	18,363 / 22.0%	11,037 / 20.5%	+ 66%
Selling and administrative/margin	13,250 / 15.8%	11,240 / 20.9%	+ 18%
Net earnings from continuing ops	$ 2,576	$(339)	
Diluted EPS from continuing ops	$ .17	$ (.02)	
EBITDA from continuing ops	$8,099	$2,553*	

**Less non-recurring items*

Comparative Balance Sheet Items

LaBarge inc

(dollars in thousands)	April 1, 2001	April 2, 2000
Current assets	$ 44,326	$ 40,069
Current liabilities	25,914	27,904
Total debt	18,996	27,599
Equity	28,502	23,792
Senior debt/EBITDA (LTM)	1.2	6.7

LaBarge's Focused Commitment to Aggressive, Profitable Growth

LaBarge inc

- Excellent reputation and customer base
- Broadening our reach
  - Target new customers
  - Attain new proprietary skills
- FY 2001 Q4 results expected to be comparable to Q3
  - Entered fourth quarter with backlog of $94.5 million; expect to end year with $90+ million
  - ScadaNET progress and growth opportunity
- Strengthening balance sheet/reduced interest expense
- Expect higher sales and earnings in FY 2002